Exhibit 99.04

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  January, 2000
           Series 1999-02, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                  7.156582
                                                       -------------------------
     Weighted average maturity                                           346.05
                                                       -------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                               Principal
          Principal Per     Prepayments Per  Interest Per
   Class   Certificate        Certificate     Certificate   Payout Rate
   -----   -----------        -----------     -----------   -----------
     PO   $ 17.51925203     $   16.54873173  $ 0.00000000   %0.00000000
     A1   $  9.73504094     $    8.75697178  $ 4.94375421   %6.50000001
     A2   $  0.00000000     $    0.00000000  $ 5.41666687   %6.50000025
     A3   $  0.00000000     $    0.00000000  $ 5.41666679   %6.50000015
     A4   $  0.00000000     $    0.00000000  $ 5.41666500   %6.49999800
     M    $  0.87572218     $    0.00000000  $ 5.37112266   %6.50000086
     B1   $  0.87572078     $    0.00000000  $ 5.37112324   %6.50000155
     B2   $  0.87572403     $    0.00000000  $ 5.37112206   %6.50000014
     B3   $  0.87572014     $    0.00000000  $ 5.37111945   %6.49999696
     B4   $  0.87572402     $    0.00000000  $ 5.37112436   %6.50000296
     B5   $  0.87572845     $    0.00000000  $ 5.37111905   %6.49999648
     R    $  0.00000000     $    0.00000000  $ 0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
       1.
                         Accrual Amount
    Class
     N/A               $       N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       62,815.83
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  270,244,792.82
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                 802
                                                                 ---------------
        3.
      Beginning Aggregate Class   Ending Aggregate        Ending
        Certificate Principal    Class Certificate  Single Certificate
Class          Balance           Principal Balance        Balance        Cusip
-----          -------           -----------------        -------        -----
PO    $              653,520.86  $      641,938.90  $           971.02 GEC9902PO
A1    $          213,893,183.57  $  211,611,738.76  $           902.96 36157RA70
A2    $           16,324,000.00  $   16,324,000.00  $         1,000.00 36157RA88
A3    $           27,325,000.00  $   27,325,000.00  $         1,000.00 36157RA96
A4    $            2,000,000.00  $    2,000,000.00  $         1,000.00 36157RB20
SUP   $          250,680,085.07  $  248,844,725.46  $           918.23 GEC992SUP
M     $            6,103,247.19  $    6,097,857.11  $           990.72 36157RB46
B1    $            2,180,510.25  $    2,178,584.53  $           990.72 36157RB53
B2    $            1,307,909.51  $    1,306,754.43  $           990.72 36157RB61
B3    $            1,452,681.91  $    1,451,398.97  $           990.72 36157RC78
B4    $              582,064.35  $      581,550.30  $           990.72 36157RC86
B5    $              726,611.47  $      725,969.76  $           990.72 36157RC94
R     $                    0.00  $            0.00  $             0.00 36157RB38

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number            2        Principal Balance     $      780,836.48
                               --------                             ------------
        2.   60-89 days
             Number            0        Principal Balance     $            0.00
                               --------                             ------------
        3.   90 days or more
             Number            0        Principal Balance     $            0.00
                               --------                             ------------
        4.   In Foreclosure
             Number            0        Principal Balance     $            0.00
                               --------                             ------------
        5.   Real Estate Owned
             Number            0        Principal Balance     $            0.00
                               --------                             ------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    4,830,806.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      100,000.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    2,931,219.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:% 0.00000000
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